ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

Supplement dated July 25, 2018 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Prudential Growth Allocation Portfolio (the Portfolio), the Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective July 31, 2018, George N. Patterson, PhD, CFA, CFP will replace Jacob Pozharny, PhD as a Portfolio Manager for the Portfolio. Edward F. Keon Jr, Edward L. Campbell, CFA, Stacie L. Mintz, CFA, and George Sakoulis, PhD will continue to serve as portfolio managers for the Portfolio.

To reflect these changes, the Summary Prospectus, Prospectus and SAI, are hereby revised as follows:

I.	All references and information pertaining to Jacob Pozharny, PhD are hereby deleted.

II.	The table in the section of the Prospectus entitled “Summary: AST Prudential Growth Allocation Portfolio - Management of the Portfolio” and the section of the Summary Prospectus entitled “Management of the Portfolio” are hereby revised by adding the following information with respect to George N. Patterson:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	George N. Patterson	Managing Director	July 2018
AST Investment Services, Inc.

III.	The following replaces the second paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers”:

Ed Keon Jr., Edward Campbell, Stacie Mintz, George N. Patterson and George Sakoulis are primarily responsible for the day-to-day management of the asset allocation and equity portion of the Portfolio.

IV.	The following is added to the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED –Portfolio Managers–AST Prudential Growth Allocation Portfolio–QMA”:

Non-US Equity

George N. Patterson, PhD, CFA, CFP, is a Managing Director and Co-Head of QMA’s Quantitative Equity team. In this capacity, he oversees portfolio management, investment research and new product development. Prior to joining QMA, George was Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was Co-Founder and a Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in Physics from the Massachusetts Institute of Technology and a PhD in Physics from Boston University.

V.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Prudential Growth Allocation” is hereby revised by adding the following information with respect to the Portfolio:

Adviser/ Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
Quantitative Management Associates, LLC	George N. Patterson	5/$3,919,245,923	9/$3,137,070,021	30/$6,882,920,122 10/$2,256,133,620	None

* Information is as of June 30, 2018.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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